UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2009
ORGANIC ALLIANCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53545	20-0853334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Monterey Street, Suite 202 Salinas, CA 93901
(Address of principal executive offices)
(831) 240.0295
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.	3

Item 9.01 Resignation Letter.	3

SIGNATURES	4

On December 11, 2009, the management of Organic Alliance Inc, (the “Company”) accepted the resignation of Tom Morrison as Chief Executive Officer.  Mr. Morrison will remain the Chairman of the Board of Directors.  Mr. Parker Booth, President and Chief Operating Officer, has been promoted to Chief Executive Officer.  The resignation and promotion became effective immediately.  Mr. Morrison’s resignation letter is attached hereto as Exhibit 99.1 to this Form 8-K report.

Mr. Morrison decision to resign was voluntary and not as a result of any disagreement with the registrant on any matter relating to registrant’s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Resignation Letters dated December 11, 2009

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: December 16, 2009	ORGANIC ALLIANCE, INC.

By: /s/ Tom Morrison
Tom Morrison, Chairman of the Board of Directors

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